UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end:    August 31

Date of reporting period:    February 28, 2023

ITEM 1. REPORT TO STOCKHOLDERS

================================

Semi-Annual Report
February 28, 2023
Allspring
Utilities and High Income Fund (ERH)

Managed Distribution Plan
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The views expressed and any forward-looking statements are as of February 28, 2023, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Utilities and High Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi annual report for the Allspring Utilities and High Income Fund for the six-month period that ended  February 28, 2023. Globally, stocks and bonds experienced heightened volatility through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns.
For the six-month period, stocks and bonds had mixed results, with non-U.S. developed market equities outperforming U.S. stocks but emerging market stocks trailing overall. Bonds––both U.S. and non-U.S.––began to recover from sustained aggressive interest rate increases. After suffering deep and broad losses over the past year, recent fixed income performance benefited from a base of higher yields that can now generate higher income. For the period, U.S. stocks, based on the S&P 500 Index,1  returned 1.26%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 7.30%, while the MSCI EM Index (Net) (USD)3 lost 2.29%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -2.13%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 returned -0.11%, the Bloomberg Municipal Bond Index6 gained 0.66%, and the ICE BofA U.S. High Yield Index7 returned 2.41%.
The Russia-Ukraine war, high inflation, and central bank rate hikes rocked markets.
A challenging calendar year for investors continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
“ A challenging calendar year for investors continued in September as all asset classes suffered major losses.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

2  |  Allspring Utilities and High Income Fund

Letter to shareholders (unaudited)
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept raising rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains––employers added more than 500,000 jobs––and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway: Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%. At this stage in the economic cycle, the overriding question remained: “What will central banks do?” In February, the answer appeared to be: “Move rates higher for longer.”

[1]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Allspring Utilities and High Income Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds
Notice to Shareholders
On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Utilities and High Income Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.
Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA®‡, Kent Newcomb, CFA®‡, Michael J. Schueller, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of February 28, 2023[1]
	6 months	1 year	5 year	10 year
Based on market value	-11.03	-13.04	4.37	6.36
Based on net asset value (NAV)	-10.10	-5.92	5.17	6.62
ERH Blended Index[2]	-7.16	-2.29	7.52	7.98
ICE BofA U.S. High Yield Constrained Index[3]	2.42	-5.45	2.69	4.02
S&P 500 Utilities Index[4]	-11.17	-1.34	9.35	9.42
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended February 28, 2023, was 2.19% which includes 1.21% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in the S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
[4]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Utilities and High Income Fund

Performance highlights (unaudited)
Growth of $10,000 investment as of February 28, 2023[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index, ICE BofA U.S. High Yield Constrained Index and S&P 500 Utilities Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Allspring Utilities and High Income Fund  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was -11.03% for the six-month period that ended February 28, 2023. During the same period, the Fund’s return based on net asset value (NAV) was -10.10%. Based on its market value and NAV return, the Fund underperformed the ERH Blended Index, which returned -7.16%.
Equity sleeve: Utilities underperformed the market despite a strong start.
Utilities stocks underperformed the S&P 500 Index* by more than 12% for the period. The Fund’s equity sleeve trailed the S&P 500 Utilities Index by less than 1%. After significantly outperforming the broader market during the first half of 2022, utilities performed roughly in line from September through December.
Ten largest holdings (%) as of February 28, 2023[1]
NextEra Energy Incorporated	14.08
Sempra Energy	5.41
American Electric Power Company Incorporated	5.07
Duke Energy Corporation	5.01
Xcel Energy Incorporated	4.43
Dominion Energy Incorporated	4.39
The Southern Company	4.28
Exelon Corporation	4.27
CMS Energy Corporation	3.38
DTE Energy Company	3.29
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
As utility stocks are often considered safe havens in uncertain times, we believe that early in the year their stability and predictability attracted investors who were concerned about a possible recession, market volatility, and global geopolitical uncertainty. Through the first two months of 2023, however, utilities broadly underperformed, particularly in January, as riskier stocks rebounded on signs of slowing inflation, declining interest rates, and improving prospects for an economic soft landing.
The Fund benefited from an overweight position in gas utilities that outperformed the S&P 500 Utilities Index. Lower natural gas costs likely were a positive factor. The Fund also benefited from less exposure than the benchmark to a utility that is struggling to complete construction of a nuclear power plant. The Fund did not own several benchmark stocks that outperformed, which hurt relative performance. The managers view those stocks as embedding either undue risk, subpar dividend growth, or a difficult regulatory environment.
Sector allocation as of February 28, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
The high income sleeve was aided by transportation and technology but hurt by health care and media entertainment.
The main contributors to the performance of the high income sleeve came from the transportation services and technology sectors, while health care and media entertainment were our worst-performing sectors.
During the trailing six months, we reduced our BB-rated and CC-rated bond exposure while increasing our allocation to single-B-rated bonds and CCC-rated bonds. By sector, we moved our allocation to aerospace/defense and health services from approximately even with the ICE BofA U.S. High Yield Index** to underweight and we increased our overweight to recreation and travel and cable and satellite. At the end of the period, the sleeve was most overweight recreation and travel and real estate investment trusts and most underweight telecommunications—wirelines and chemicals. Overall, the high income sleeve remained short

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
**	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.

8  |  Allspring Utilities and High Income Fund

Performance highlights (unaudited)
relative to the index and moved from under-yielding to slightly out-yielding the index.
Credit quality as of February 28, 2023[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Leverage impact
The Fund's use of leverage through bank borrowings had a negative impact on total return performance during this reporting period as it magnified losses. As of February 28, 2023, the Fund had approximately 22% in leverage as a percent of total assets.
Outlook: Inflation and weakening credit fundamentals are concerns.
Relative to the S&P 500 Index, utilities stocks currently trade at a moderate discount to their long-term average based on estimated price/earnings ratios. Fundamentally, the managers continue to see a clear path for moderate yet consistent growth in utility earnings and dividends, which, combined with estimated dividend yields for the sector that exceed yields for the broader market by greater than 1.50%, could provide investors with solid total return potential and below-average volatility. Challenges to the sector include inflation or interest rates that exceed expectations or a greater risk appetite by equity investors, which could lead to utilities underperforming the overall market.
Geographic allocation as of February 28, 2023[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
After a sharp bond rally to start the year, optimism faded during February as “sticky” inflation and better-than-expected economic data reminded investors that inflation persists, and the central bank may need to tighten monetary policy more and maintain higher interest rates longer than investors had originally hoped. As a result, bond yields rose and duration positions were trimmed to hedge against persistent inflation. However, hopes for ongoing economic strength also persisted.
Credit fundamentals started to show some signs of weakness in early 2023. Corporate leverage started to creep higher, interest expenses rose, and default rates continued to move up marginally. The trailing 12-month default rate for U.S. high yield borrowers rose to 1.7% in February, up from 0.3% one year ago. Also, credit rating migrations were mixed with a wave of upgrades offset by some downgrades. Combined, credit fundamentals remain reasonably strong, but signs are emerging that they may worsen this year.

Allspring Utilities and High Income Fund  |  9

Portfolio of investments—February 28, 2023 (unaudited)

	Shares	Value
Common stocks: 84.39%
Energy: 0.15%
Energy equipment & services: 0.09%
Bristow Group Incorporated †	3,368	$ 91,744
Oil, gas & consumable fuels: 0.06%
Denbury Incorporated †	746	62,194
Financials: 0.05%
Mortgage REITs: 0.05%
Starwood Property Trust Incorporated	2,796	53,571
Utilities: 84.19%
Electric utilities: 48.78%
Alliant Energy Corporation	29,270	1,500,673
American Electric Power Company Incorporated	59,781	5,258,935
Constellation Energy Corporation	29,898	2,239,061
Duke Energy Corporation	55,165	5,199,853
Entergy Corporation	22,292	2,293,178
Evergy Incorporated	29,385	1,728,132
Eversource Energy	26,318	1,983,324
Exelon Corporation	109,843	4,436,559
FirstEnergy Corporation	59,028	2,333,967
NextEra Energy Incorporated	205,866	14,622,662
The Southern Company	70,453	4,442,766
Xcel Energy Incorporated	71,281	4,602,614
		50,641,724
Gas utilities: 3.74%
Atmos Energy Corporation	29,092	3,281,869
ONE Gas Incorporated	7,503	601,440
		3,883,309
Multi-utilities: 28.95%
Ameren Corporation	38,992	3,225,028
CenterPoint Energy Incorporated	114,071	3,173,455
CMS Energy Corporation	59,487	3,507,948
Dominion Energy Incorporated	81,959	4,558,560
DTE Energy Company	31,112	3,413,298
Public Service Enterprise Group Incorporated	55,246	3,338,516
Sempra Energy	37,455	5,616,752
WEC Energy Group Incorporated	36,310	3,219,245
		30,052,802
Water utilities: 2.72%
American Water Works Company Incorporated	20,113	2,823,463
Total Common stocks (Cost $78,534,229)		87,608,807

The accompanying notes are an integral part of these financial statements.

10  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 36.73%
Communication services: 6.42%
Diversified telecommunication services: 0.40%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$ 135,000	$ 110,047
Cablevision Lightpath LLC 144A	5.63	9-15-2028	130,000	96,850
Level 3 Financing Incorporated 144A	3.63	1-15-2029	155,000	99,460
Level 3 Financing Incorporated 144A	4.25	7-1-2028	100,000	68,250
Level 3 Financing Incorporated 144A	4.63	9-15-2027	50,000	37,375
				411,982
Entertainment: 0.44%
Dave & Buster's Incorporated 144A	7.63	11-1-2025	70,000	70,963
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	140,000	121,731
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	48,000	46,206
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	225,000	221,231
				460,131
Media: 5.58%
CCO Holdings LLC 144A	4.25	1-15-2034	635,000	475,331
CCO Holdings LLC 144A	4.50	8-15-2030	450,000	370,134
CCO Holdings LLC	4.50	5-1-2032	50,000	39,573
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	22,656
CCO Holdings LLC 144A	5.13	5-1-2027	250,000	231,318
CCO Holdings LLC 144A	5.50	5-1-2026	2,000	1,930
Cinemark USA Incorporated 144A	5.25	7-15-2028	235,000	197,459
Cinemark USA Incorporated 144A	5.88	3-15-2026	65,000	59,511
Cinemark USA Incorporated 144A	8.75	5-1-2025	220,000	224,444
Clear Channel Outdoor Holdings 144A	7.50	6-1-2029	270,000	218,700
CSC Holdings LLC 144A	4.13	12-1-2030	330,000	238,484
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	107,675
CSC Holdings LLC 144A	5.75	1-15-2030	390,000	223,365
DIRECTV Financing LLC 144A	5.88	8-15-2027	245,000	219,035
DISH DBS Corporation 144A	5.75	12-1-2028	185,000	147,778
DISH Network Corporation 144A	11.75	11-15-2027	220,000	222,910
Gray Escrow II Incorporated 144A	5.38	11-15-2031	600,000	445,472
Gray Television Incorporated 144A	4.75	10-15-2030	250,000	183,295
Match Group Holdings II LLC 144A	5.63	2-15-2029	375,000	345,483
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	125,000	109,284
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	125,000	116,092
Outfront Media Capital Corporation 144A	4.63	3-15-2030	150,000	122,631
Outfront Media Capital Corporation 144A	5.00	8-15-2027	85,000	76,713
QVC Incorporated	4.38	9-1-2028	200,000	111,438
QVC Incorporated	4.75	2-15-2027	175,000	112,000
QVC Incorporated	5.95	3-15-2043	95,000	45,630
Salem Media Group Incorporated 144A	6.75	6-1-2024	70,000	70,000
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	35,000	27,894
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	425,000	300,892
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	50,000	40,036
Sirius XM Radio Incorporated 144A	4.13	7-1-2030	275,000	223,501
Townsquare Media Incorporated 144A	6.88	2-1-2026	510,000	467,299
				5,797,963
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  11

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer discretionary: 5.88%
Auto components: 0.41%
Allison Transmission Incorporated 144A	5.88%	6-1-2029	$ 170,000	$ 161,075
Clarios Global LP 144A	6.25	5-15-2026	144,000	141,336
Cooper Tire & Rubber Company	7.63	3-15-2027	122,000	124,606
				427,017
Automobiles: 0.25%
Ford Motor Company	3.25	2-12-2032	175,000	132,669
Ford Motor Company	4.75	1-15-2043	180,000	131,273
				263,942
Diversified consumer services: 0.14%
Service Corporation International	7.50	4-1-2027	140,000	144,206
Hotels, restaurants & leisure: 2.96%
Carnival Corporation 144A	4.00	8-1-2028	150,000	126,816
Carnival Corporation 144A	6.00	5-1-2029	290,000	225,852
Carnival Corporation 144A	9.88	8-1-2027	100,000	101,799
Carnival Corporation 144A	10.50	2-1-2026	60,000	62,099
Carnival Holdings Bermuda Limited 144A	10.38	5-1-2028	340,000	363,800
CCM Merger Incorporated 144A	6.38	5-1-2026	555,000	532,598
Churchill Downs Incorporated 144A	4.75	1-15-2028	250,000	227,567
MGM Resorts International	6.75	5-1-2025	95,000	95,235
NCL Corporation Limited 144A	5.88	3-15-2026	265,000	229,225
NCL Corporation Limited 144A	5.88	2-15-2027	170,000	157,675
NCL Corporation Limited 144A	7.75	2-15-2029	110,000	95,755
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	25,000	21,973
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	95,000	87,288
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	420,000	366,072
Royal Caribbean Cruises Limited 144A	9.25	1-15-2029	140,000	148,502
Royal Caribbean Cruises Limited 144A	11.63	8-15-2027	215,000	228,984
				3,071,240
Household durables: 0.17%
Toll Brothers Finance Corporation	4.35	2-15-2028	190,000	174,988
Multiline retail: 0.48%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	370,000	325,344
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	140,000	127,170
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	50,000	43,000
				495,514
Specialty retail: 1.10%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	95,000	100,463
Michaels Companies Incorporated 144A	7.88	5-1-2029	300,000	225,750
NMG Holding Company Incorporated 144A	7.13	4-1-2026	225,000	217,125
PetSmart Incorporated 144A	4.75	2-15-2028	380,000	345,878
Rent-A-Center Incorporated 144A	6.38	2-15-2029	295,000	253,072
				1,142,288
Textiles, apparel & luxury goods: 0.37%
G-III Apparel Group Limited 144A	7.88	8-15-2025	405,000	381,713
The accompanying notes are an integral part of these financial statements.

12  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer staples: 0.22%
Food products: 0.22%
CHS Incorporated 144A	5.25%	5-15-2030	$ 145,000	$ 116,017
CHS Incorporated 144A	6.00	1-15-2029	10,000	8,636
US Foods Incorporated 144A	6.25	4-15-2025	110,000	109,598
				234,251
Energy: 6.89%
Energy equipment & services: 1.52%
Bristow Group Incorporated 144A	6.88	3-1-2028	375,000	353,014
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	49,775
Hilcorp Energy Company 144A	6.00	4-15-2030	30,000	27,216
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	49,346
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	69,682
Hilcorp Energy Company 144A	6.25	4-15-2032	30,000	27,204
Oceaneering International Incorporated	4.65	11-15-2024	105,000	101,071
Oceaneering International Incorporated	6.00	2-1-2028	225,000	213,440
Pattern Energy Operations LP 144A	4.50	8-15-2028	500,000	446,505
USA Compression Partners LP	6.88	4-1-2026	150,000	143,759
USA Compression Partners LP	6.88	9-1-2027	100,000	94,684
				1,575,696
Oil, gas & consumable fuels: 5.37%
Aethon United 144A	8.25	2-15-2026	430,000	413,588
Archrock Partners LP 144A	6.25	4-1-2028	135,000	128,153
Archrock Partners LP 144A	6.88	4-1-2027	125,000	121,266
Buckeye Partners LP 144A	4.50	3-1-2028	25,000	21,953
Buckeye Partners LP	5.85	11-15-2043	150,000	110,952
CQP Holdco LP 144A	5.50	6-15-2031	295,000	258,863
DT Midstream Incorporated 144A	4.13	6-15-2029	85,000	72,888
DT Midstream Incorporated 144A	4.38	6-15-2031	225,000	188,438
Encino Acquisition Partners Company 144A	8.50	5-1-2028	400,000	349,396
EnLink Midstream Partners LP	5.05	4-1-2045	210,000	160,550
EnLink Midstream Partners LP	5.38	6-1-2029	297,000	275,784
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	61,125
EnLink Midstream Partners LP 144A	5.63	1-15-2028	35,000	33,338
EnLink Midstream Partners LP 144A	6.50	9-1-2030	155,000	152,664
Enviva Partners LP 144A	6.50	1-15-2026	800,000	749,968
EQM Midstream Partners 144A	7.50	6-1-2027	5,000	4,900
EQM Midstream Partners 144A	7.50	6-1-2030	230,000	219,126
Harvest Midstream LP 144A	7.50	9-1-2028	145,000	139,832
Hess Midstream Operation Company 144A	5.50	10-15-2030	30,000	27,000
Kinetik Holdings LP Company 144A	5.88	6-15-2030	240,000	221,810
Murphy Oil Corporation	6.38	7-15-2028	50,000	48,266
Nabors Industries Limited 144A	7.38	5-15-2027	180,000	173,480
Occidental Petroleum Corporation	6.45	9-15-2036	525,000	527,625
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	215,000	176,056
Southwestern Energy Company	4.75	2-1-2032	130,000	111,713
Southwestern Energy Company	8.38	9-15-2028	110,000	115,088
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	185,000	159,533
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	125,000	106,817
Venture Global Calcasieu Pass LLC 144A	6.25	1-15-2030	260,000	256,425
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  13

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Venture Global LNG Incorporated 144A	3.88%	11-1-2033	$ 35,000	$ 28,539
Vital Energy Incorporated	9.50	1-15-2025	165,000	166,332
				5,581,468
Financials: 5.76%
Capital markets: 0.21%
Oppenheimer Holdings Incorporated	5.50	10-1-2025	225,000	221,063
Consumer finance: 2.44%
FirstCash Incorporated 144A	4.63	9-1-2028	205,000	178,088
FirstCash Incorporated 144A	5.63	1-1-2030	145,000	128,258
Ford Motor Credit Company LLC	4.39	1-8-2026	220,000	206,934
Ford Motor Credit Company LLC	5.11	5-3-2029	535,000	489,044
LFS TopCo LLC 144A	5.88	10-15-2026	120,000	103,344
Navient Corporation	5.00	3-15-2027	195,000	173,355
Navient Corporation	5.63	8-1-2033	125,000	93,809
Navient Corporation	5.88	10-25-2024	225,000	218,714
OneMain Finance Corporation	5.38	11-15-2029	75,000	63,153
OneMain Finance Corporation	6.13	3-15-2024	50,000	49,299
OneMain Finance Corporation	7.13	3-15-2026	125,000	121,514
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	275,000	193,307
PRA Group Incorporated 144A	5.00	10-1-2029	320,000	272,707
Rocket Mortgage LLC 144A	2.88	10-15-2026	190,000	163,949
Rocket Mortgage LLC 144A	4.00	10-15-2033	105,000	77,626
				2,533,101
Diversified financial services: 1.04%
Camelot Return Merger Sub Incorporated 144A	8.75	8-1-2028	395,000	375,250
Hat Holdings LLC 144A	3.38	6-15-2026	120,000	104,100
Hat Holdings LLC 144A	3.75	9-15-2030	70,000	52,842
Hat Holdings LLC 144A	6.00	4-15-2025	55,000	53,007
LPL Holdings Incorporated 144A	4.38	5-15-2031	390,000	337,362
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	170,000	157,930
				1,080,491
Insurance: 0.76%
Amwins Group Incorporated 144A	4.88	6-30-2029	315,000	267,531
AssuredPartners Incorporated 144A	5.63	1-15-2029	135,000	114,385
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	345,000	297,015
Tri Pointe Homes Incorporated	5.88	6-15-2024	110,000	108,625
				787,556
Mortgage REITs: 0.29%
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	245,000	212,403
Starwood Property Trust Incorporated	4.75	3-15-2025	90,000	85,884
				298,287
Thrifts & mortgage finance: 1.02%
Enact Holdings Incorporated 144A	6.50	8-15-2025	625,000	614,219
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	50,000	42,503
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	135,000	109,778
The accompanying notes are an integral part of these financial statements.

14  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Thrifts & mortgage finance (continued)
Ladder Capital Finance Holdings LP 144A	5.25%	10-1-2025	$ 195,000	$ 182,210
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	130,000	107,601
				1,056,311
Health care: 0.64%
Health care providers & services: 0.43%
Air Methods Corporation 144A	8.00	5-15-2025	110,000	6,600
Pediatrix Medical Group 144A	5.38	2-15-2030	110,000	97,040
Select Medical Corporation 144A	6.25	8-15-2026	260,000	248,300
Tenet Healthcare Corporation	4.88	1-1-2026	100,000	95,239
				447,179
Pharmaceuticals: 0.21%
Catalent Pharma Solutions Company 144A	5.00	7-15-2027	225,000	216,871
Industrials: 4.31%
Aerospace & defense: 0.69%
Spirit AeroSystems Incorporated 144A	7.50	4-15-2025	157,000	156,859
Spirit AeroSystems Incorporated 144A	9.38	11-30-2029	300,000	316,875
TransDigm Group Incorporated	7.50	3-15-2027	245,000	241,938
				715,672
Airlines: 0.79%
American Airlines Group Incorporated 144A	5.75	4-20-2029	200,000	190,223
Hawaiian Airlines Incorporated	3.90	7-15-2027	138,348	124,718
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	170,000	158,086
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	345,000	346,294
				819,321
Commercial services & supplies: 0.93%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	385,000	286,815
Allied Universal Holdco LLC 144A	6.63	7-15-2026	115,000	109,222
CoreCivic Incorporated	8.25	4-15-2026	560,000	566,927
				962,964
Machinery: 0.71%
Chart Industries Incorporated 144A	7.50	1-1-2030	45,000	45,675
Chart Industries Incorporated 144A	9.50	1-1-2031	75,000	78,375
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	335,000	303,487
Werner FinCo LP 144A	8.75	7-15-2025	395,000	315,013
				742,550
Road & rail: 0.71%
Uber Technologies Incorporated 144A	4.50	8-15-2029	430,000	380,154
Uber Technologies Incorporated 144A	8.00	11-1-2026	350,000	355,329
				735,483
Trading companies & distributors: 0.48%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	150,000	133,959
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	329,000	320,898
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	43,000	44,179
				499,036
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  15

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Information technology: 2.30%
Communications equipment: 0.31%
Ciena Corporation 144A	4.00%	1-31-2030	$ 150,000	$ 127,688
CommScope Technologies LLC 144A	4.75	9-1-2029	60,000	48,900
CommScope Technologies LLC 144A	5.00	3-15-2027	190,000	144,863
				321,451
Electronic equipment, instruments & components: 0.24%
Wesco Distribution Incorporated 144A	7.13	6-15-2025	245,000	247,221
IT services: 0.78%
Sabre GLBL Incorporated 144A	9.25	4-15-2025	425,000	418,345
Sabre GLBL Incorporated 144A	11.25	12-15-2027	395,000	394,751
				813,096
Software: 0.97%
McAfee Corporation 144A	7.38	2-15-2030	270,000	213,982
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	125,000	94,706
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	340,000	220,973
NCR Corporation 144A	5.13	4-15-2029	40,000	34,161
NCR Corporation 144A	6.13	9-1-2029	260,000	252,850
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	188,202
				1,004,874
Materials: 1.17%
Chemicals: 0.20%
Avient Corporation 144A	7.13	8-1-2030	60,000	60,150
Chemours Company 144A	4.63	11-15-2029	185,000	150,140
				210,290
Containers & packaging: 0.47%
Berry Global Incorporated 144A	5.63	7-15-2027	270,000	259,875
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	255,000	230,362
				490,237
Metals & mining: 0.32%
Arches Buyer Incorporated 144A	4.25	6-1-2028	125,000	102,898
Arches Buyer Incorporated 144A	6.13	12-1-2028	275,000	226,369
				329,267
Paper & forest products: 0.18%
Clearwater Paper Corporation 144A	4.75	8-15-2028	210,000	183,634
Real estate: 1.33%
Equity REITs: 1.33%
GLP Capital LP	3.25	1-15-2032	160,000	127,094
Iron Mountain Incorporated 144A	4.50	2-15-2031	250,000	206,994
Iron Mountain Incorporated 144A	5.25	7-15-2030	315,000	274,661
MPT Operating Partnership LP	3.50	3-15-2031	490,000	335,875
Service Properties Trust Company	4.35	10-1-2024	125,000	119,650
Service Properties Trust Company	4.75	10-1-2026	125,000	108,438
Service Properties Trust Company	4.95	2-15-2027	140,000	120,694
The accompanying notes are an integral part of these financial statements.

16  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Equity REITs (continued)
Service Properties Trust Company	5.25%	2-15-2026	$ 75,000	$ 68,063
Service Properties Trust Company	7.50	9-15-2025	15,000	14,868
				1,376,337
Utilities: 1.81%
Electric utilities: 0.55%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	2,000	1,865
PG&E Corporation	5.00	7-1-2028	25,000	22,826
PG&E Corporation	5.25	7-1-2030	615,000	548,888
				573,579
Independent power & renewable electricity producers: 1.26%
NSG Holdings LLC 144A	7.75	12-15-2025	283,195	277,531
TerraForm Power Operating LLC 144A	4.75	1-15-2030	175,000	151,277
TerraForm Power Operating LLC 144A	5.00	1-31-2028	525,000	483,000
Vistra Operations Company LLC 144A	4.38	5-1-2029	110,000	95,028
Vistra Operations Company LLC 144A	5.63	2-15-2027	225,000	213,215
Vistra Operations Company LLC (5 Year Treasury Constant Maturity +5.74%) 144Aʊ±	7.00	12-15-2026	90,000	84,180
				1,304,231
Total Corporate bonds and notes (Cost $41,214,375)				38,132,501
Loans: 2.65%
Communication services: 0.56%
Diversified telecommunication services: 0.20%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.25%) ±	9.18	2-1-2029	213,172	210,507
Entertainment: 0.10%
Dave & Buster's Incorporated (U.S. SOFR 1 Month +5.00%) <±	9.75	6-29-2029	104,525	104,812
Media: 0.26%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	8.23	8-21-2026	89,537	84,687
Hubbard Radio LLC (1 Month LIBOR +4.25%) ±	8.89	3-28-2025	204,105	180,803
				265,490
Energy: 0.20%
Oil, gas & consumable fuels: 0.20%
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	9.23	9-29-2028	120,124	119,608
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month +4.50%) ±	9.16	9-19-2029	84,788	84,328
				203,936
Financials: 0.69%
Diversified financial services: 0.36%
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡<±	8.98	4-30-2024	158,084	124,096
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  17

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ±	12.83%	4-30-2025	$ 105,857	$ 84,685
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	8.13	5-30-2025	173,532	170,712
				379,493
Insurance: 0.20%
Asurion LLC (1 Month LIBOR +3.00%) <±	7.63	11-3-2024	120,000	119,507
Asurion LLC (1 Month LIBOR +5.25%) ±	9.88	1-31-2028	105,000	89,355
				208,862
Mortgage REITs: 0.13%
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) ‡±	9.16	8-9-2026	133,650	132,146
Health care: 0.05%
Health care equipment & supplies: 0.05%
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	8.36	8-31-2026	52,181	51,754
Industrials: 1.15%
Airlines: 0.38%
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	10.00	6-21-2027	225,000	234,056
SkyMiles IP Limited (3 Month LIBOR +3.75%) <±	8.56	10-20-2027	158,000	163,432
				397,488
Commercial services & supplies: 0.53%
The Geo Group Incorporated (1 Month LIBOR +7.13%) ±	11.74	3-23-2027	545,207	548,909
Machinery: 0.24%
Chart Industries Incorporated <±	8.59	12-7-2029	45,000	44,916
Vertical US Newco Incorporated (1 Month LIBOR +3.50%) ±	8.60	7-30-2027	40,903	39,951
Werner FinCo LP (3 Month LIBOR +4.00%) ±	8.73	7-24-2024	176,279	163,940
				248,807
Total Loans (Cost $2,808,996)				2,752,204

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A ♦†	12-5-2025	460	0
Intelsat Jackson Holdings SA Series B ♦†	12-5-2025	460	0
Total Rights (Cost $0)			0

The accompanying notes are an integral part of these financial statements.

18  |  Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 3.55%
Communication services: 0.33%
Media: 0.24%
Videotron Limited 144A	5.13%	4-15-2027	$ 270,000	$ 252,450
Wireless telecommunication services: 0.09%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	100,000	92,504
Consumer discretionary: 0.12%
Auto components: 0.12%
Adient Global Holdings Limited 144A	4.88	8-15-2026	130,000	120,297
Energy: 0.24%
Oil, gas & consumable fuels: 0.24%
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	60,957	0
NorthRiver Midstream Finance LP 144A	5.63	2-15-2026	270,000	254,256
				254,256
Financials: 0.44%
Diversified financial services: 0.44%
Castlelake Aviation Finance 144A	5.00	4-15-2027	255,000	229,032
New Red Finance Incorporated 144A	4.00	10-15-2030	275,000	227,128
				456,160
Health care: 0.76%
Biotechnology: 0.22%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	265,000	226,575
Pharmaceuticals: 0.54%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	125,000	77,969
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	370,000	369,223
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	115,000	110,544
				557,736
Industrials: 1.34%
Airlines: 0.65%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	340,000	362,100
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	360,000	315,096
				677,196
Electrical equipment: 0.33%
Sensata Technologies BV 144A	4.00	4-15-2029	220,000	194,033
Sensata Technologies BV 144A	5.88	9-1-2030	155,000	146,973
				341,006
Trading companies & distributors: 0.36%
Fly Leasing Limited 144A	7.00	10-15-2024	430,000	373,063
Information technology: 0.18%
Technology hardware, storage & peripherals: 0.18%
Seagate HDD	4.13	1-15-2031	219,000	181,702
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  19

Portfolio of investments—February 28, 2023 (unaudited)

	Interest rate	Maturity date	Principal	Value
Materials: 0.14%
Containers & packaging: 0.14%
Ardagh Packaging Finance plc 144A	6.00%	6-15-2027	$ 155,000	$ 150,000
Total Yankee corporate bonds and notes (Cost $4,050,285)				3,682,945

		Yield	Shares
Short-term investments: 1.14%
Investment companies: 1.14%
Allspring Government Money Market Fund Select Class ♠∞##		4.39	1,179,171	1,179,171
Total Short-term investments (Cost $1,179,171)				1,179,171
Total investments in securities (Cost $127,787,056)	128.46%			133,355,628
Other assets and liabilities, net	(28.46)			(29,541,737)
Total net assets	100.00%			$103,813,891

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$3,237,394	$8,033,974	$(10,092,197)	$0	$0	$1,179,171	1,179,171	$29,584
The accompanying notes are an integral part of these financial statements.

20  |  Allspring Utilities and High Income Fund

Statement of assets and liabilities—February 28, 2023 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $126,607,885)	$ 132,176,457
Investments in affiliated securities, at value (cost $1,179,171)	1,179,171
Cash	43,995
Receivable for dividends and interest	1,245,984
Receivable for investments sold	249,902
Prepaid expenses and other assets	11,509
Total assets	134,907,018
Liabilities
Secured borrowing payable	30,000,000
Dividends payable	686,969
Payable for investments purchased	306,202
Advisory fee payable	53,075
Accrued expenses and other liabilities	46,881
Total liabilities	31,093,127
Total net assets	$103,813,891
Net assets consist of
Paid-in capital	$ 103,151,704
Total distributable earnings	662,187
Total net assets	$103,813,891
Net asset value per share
Based on $103,813,891 divided by 9,292,262 shares issued and outstanding (unlimited number of shares authorized)	$11.17
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  21

Statement of operations—six months ended February 28, 2023 (unaudited)

Investment income
Interest	$ 1,509,906
Dividends	1,431,437
Income from affiliated securities	29,584
Total investment income	2,970,927
Expenses
Advisory fee	350,552
Administration fee	35,055
Custody and accounting fees	9,935
Professional fees	74,961
Shareholder report expenses	29,396
Trustees’ fees and expenses	10,625
Transfer agent fees	17,137
Interest expense	670,173
Other fees and expenses	10,550
Total expenses	1,208,384
Net investment income	1,762,543
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,225,591)
Net change in unrealized gains (losses) on investments	(12,694,820)
Net realized and unrealized gains (losses) on investments	(13,920,411)
Net decrease in net assets resulting from operations	$(12,157,868)
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Utilities and High Income Fund

Statement of changes in net assets

	Six months ended February 28, 2023 (unaudited)	Year ended August 31, 2022
Operations
Net investment income	$ 1,762,543	$ 4,028,760
Net realized losses on investments	(1,225,591)	(94,809)
Net change in unrealized gains (losses) on investments	(12,694,820)	858,474
Net increase (decrease) in net assets resulting from operations	(12,157,868)	4,792,425
Distributions to shareholders from
Net investment income and net realized gains	(4,187,935)	(4,273,223)
Tax basis return of capital	0	(4,078,136)
Total distributions to shareholders	(4,187,935)	(8,351,359)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	108,832
Total decrease in net assets	(16,345,803)	(3,450,102)
Net assets
Beginning of period	120,159,694	123,609,796
End of period	$103,813,891	$120,159,694
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  23

Statement of cash flows—six months ended February 28, 2023 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(12,157,868)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(13,602,466)
Proceeds from the sales of long-term securities	14,071,555
Amortization, net	110,762
Purchases and sales of short-term securities, net	2,058,223
Decrease in receivable for investments sold	43,960
Decrease in receivable for dividends and interest	67,354
Increase in prepaid expenses and other assets	(8,449)
Decrease in payable for investments purchased	(259,868)
Decrease in advisory fee payable	(12,363)
Increase in accrued expenses and other liabilities	19,536
Net realized losses on investments	1,225,591
Net change in unrealized gains (losses) on investments	12,694,820
Net cash provided by operating activities	4,250,787
Cash flows from financing activities:
Cash distributions paid	(4,206,792)
Net cash used in financing activities	(4,206,792)
Net increase in cash	43,995
Cash:
Beginning of period	0
End of period	$ 43,995
Supplemental cash disclosure
Cash paid for interest	$ 413,317
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Utilities and High Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
	Six months ended February 28, 2023 (unaudited)	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.93	$13.31	$12.00	$12.94	$12.43	$13.48
Net investment income	0.19	0.43	0.33	0.37	0.80	0.85
Net realized and unrealized gains (losses) on investments	(1.50)	0.09	1.84	(0.36)	0.61	(1.00)
Total from investment operations	(1.31)	0.52	2.17	0.01	1.41	(0.15)
Distributions to shareholders from
Net investment income	(0.45)	(0.46)	(0.46)	(0.41)	(0.85)	(0.90)
Net realized gains	0.00	0.00	(0.11)	(0.04)	0.00	0.00
Tax basis return of capital	0.00	(0.44)	(0.29)	(0.50)	(0.05)	0.00
Total distributions to shareholders	(0.45)	(0.90)	(0.86)	(0.95)	(0.90)	(0.90)
Net asset value, end of period	$11.17	$12.93	$13.31	$12.00	$12.94	$12.43
Market value, end of period	$10.55	$12.34	$14.71	$12.78	$13.03	$12.65
Total return based on market value[1]	(11.03)%	(10.17)%	23.02%	5.72%	10.70%	1.85%
Ratios to average net assets (annualized)
Net expenses[2]	2.19%	1.25%	1.09%	1.35%	1.63%	1.42%
Net investment income	3.19%	3.34%	3.49%	3.21%	6.60%	6.51%
Supplemental data
Portfolio turnover rate	10%	23%	34%	68%	131%	109%
Net assets, end of period (000s omitted)	$103,814	$120,160	$123,610	$111,277	$119,820	$114,992
Borrowings outstanding, end of period (000s omitted)	$30,000	$30,000	$25,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$4,460	$5,005	$5,944	$6,058	$6,446	$6,227

[1]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2023 (unaudited)	1.21%
Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
The accompanying notes are an integral part of these financial statements.

Allspring Utilities and High Income Fund  |  25

Notes to financial statements (unaudited)
1. ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC ("Allspring Funds Management"), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

26  |  Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2023, the aggregate cost of all investments for federal income tax purposes was $128,047,049 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$12,835,982
Gross unrealized losses	(7,527,403)
Net unrealized gains	$ 5,308,579
As of August 31, 2022, the Fund had capital loss carryforwards which consisted of $208,078 in short-term capital losses.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Allspring Utilities and High Income Fund  |  27

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 153,938	$ 0	$ 0	$ 153,938
Financials	53,571	0	0	53,571
Utilities	87,401,298	0	0	87,401,298
Corporate bonds and notes	0	38,132,501	0	38,132,501
Loans	0	2,247,337	504,867	2,752,204
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	3,682,945	0	3,682,945
Short-term investments
Investment companies	1,179,171	0	0	1,179,171
Total assets	$88,787,978	$44,062,783	$504,867	$133,355,628
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2023, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2023 and year ended August 31, 2022, the Fund issued 0 and 8,014 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended ended February 28, 2023, the Fund did not repurchase any of its shares under the open-market share repurchase program.

28  |  Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
6. BORROWINGS
The Fund has borrowed $30,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 28, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended February 28, 2023, the Fund had average borrowings outstanding of $30,000,000 at an average interest rate of 4.50% (annualized) and recorded interest in the amount of $670,173, which represents 1.21% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2023 were $13,602,466 and $13,635,390, respectively.
As of February 28, 2023, the Fund had unfunded loan commitments of $258,731 with unrealized losses of $15,711.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
March 1, 2023	March 13, 2023	April 3, 2023	$0.07342
March 31, 2023	April 14, 2023	May 1, 2023	0.07292
These distributions are not reflected in the accompanying financial statements.

Allspring Utilities and High Income Fund  |  29

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On December 5, 2022, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	Timothy J. Penny	6,774,257
Shares voted “Withhold”		316,756
Shares voted “For”	James G. Polisson	6,779,751
Shares voted “Withhold”		311,262
Shares voted “For”	Pamela Wheelock	6,690,293
Shares voted “Withhold”		400,720
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

30  |  Allspring Utilities and High Income Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

Allspring Utilities and High Income Fund  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Allspring Utilities and High Income Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring Utilities and High Income Fund  |  33

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

34  |  Allspring Utilities and High Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-03102023-ckpmeg2b 04-23
SARERH 02-23

ITEM 2. CODE OF ETHICS

=======================

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

=========================================

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

===============================================

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

==============================================

Not applicable.

ITEM 6. INVESTMENTS

====================

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

===============================================================

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

=============================================================================

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

=============================================================================

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2022 to 9/30/2022	0	0.00	0	928,809
10/1/2022 to 10/31/22	0	0.00	0	928,809
11/1/2022 to 11/30/2022	0	0.00	0	928,809
12/1/2022 to 12/31/2022	0	0.00	0	928,809
1/1/2023 to 1/31/2023	0	0.00	0	928,809
2/1/2023 to 2/28/2023	0	0.00	0	928,809
Total	0	0.00	0	928,809

On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

============================================================

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

=================================

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

====================================================================

Not applicable.

ITEM 13. EXHIBITS

=================

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Section  19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	April 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date:	April 26, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: April 26, 2023